AGREEMENT AND PLAN OF
REORGANIZATION

	This AGREEMENT AND PLAN
OF REORGANIZATION (the
?Agreement?) is made as of this
30th day of September, 2009 by
and between FEDERATED
MUNICIPAL SECURITIES INCOME
TRUST, a Massachusetts business
trust, with its principal place of
business at 4000 Ericsson Drive,
Warrendale, PA, 15086-7561 (the
?Trust?), with respect to
FEDERATED NORTH CAROLINA
MUNICIPAL INCOME FUND (the
?Acquired Fund?), a series of the
Trust, and FEDERATED
MUNICIPAL SECURITIES FUND,
INC., a Maryland Corporation,
with its principal place of
business at 4000 Ericsson Drive,
Warrendale, PA, 15086-7561 (the
?Acquiring Fund? and,
collectively with the Acquired
Fund, the ?Funds?).

	This Agreement is intended
to be, and is adopted as, a plan of
reorganization within the
meaning of Section 368 of the
United States Internal Revenue
Code of 1986, as amended (the
?Code?) and the Treasury
Regulations promulgated
thereunder.  The reorganization
will consist of: (i) the transfer of
all of the assets of the Acquired
Fund (which offers Class A
Shares) in exchange for shares
(Class A Shares), no par value per
share, of the Acquiring Fund
(?Acquiring Fund Shares?);
(ii) the distribution of  the
Acquiring Fund?s Shares (Class A
Shares) to the holders of shares of
the Acquired Fund?s Shares (Class
A Shares); and (iii) the liquidation
of the Acquired Fund as provided
herein, all upon the terms and
conditions set forth in this
Agreement (the
?Reorganization?).

	WHEREAS, the Acquiring
Fund is a stand-alone corporate
entity having no separate series;
the Acquired Fund is a separate
series of the Trust; the Trust and
the Acquiring Fund are open-end,
registered management
investment companies and the
Acquired Fund owns securities
that generally are assets of the
character in which the Acquiring
Fund is permitted to invest;

	WHEREAS, the Acquiring
Fund and the Acquired Fund are
authorized to issue their shares of
stock and beneficial interests,
respectively;

	WHEREAS, the Trustees of
the Trust have determined that
the Reorganization, with respect
to the Acquired Fund, is in the
best interests of the Acquired
Fund and that the interests of the
existing shareholders of the
Acquired Fund will not be diluted
as a result of the Reorganization;

	WHEREAS, the Directors of
the Acquiring Fund have
determined that the
Reorganization, with respect to
the Acquiring Fund, is in the best
interests of the Acquiring Fund
and that the interests of the
existing shareholders of the
Acquiring Fund will not be
diluted as a result of the
Reorganization;

	NOW, THEREFORE, in
consideration of the premises and
of the covenants and agreements
hereinafter set forth, the parties
hereto covenant and agree as
follows:

ARTICLE I

TRANSFER OF ASSETS OF THE
ACQUIRED FUND IN EXCHANGE
FOR ACQUIRING FUND SHARES
AND LIQUIDATION OF THE
ACQUIRED FUND

	1.1	THE EXCHANGE.
Subject to the terms and
conditions contained herein and
on the basis of the
representations and warranties
contained herein, the Acquired
Fund agrees to transfer all of its
assets, as set forth in
paragraph 1.2, to the Acquiring
Fund.  In exchange, the Acquiring
Fund agrees to deliver to the
Acquired Fund the number of the
class of full and fractional
Acquiring Fund Shares
determined by multiplying (a) the
shares outstanding of the class of
the Acquired Fund (the ?Acquired
Fund Shares?) by (b) the ratio
computed by dividing (x) the net
asset value per share of such class
of the Acquired Fund Shares by
(y) the net asset value per share
of the corresponding class of
Acquiring Fund Shares computed
in the manner and as of the time
and date set forth in
paragraph 2.2.  Holders of Class A
Shares of the Acquired Fund will
receive Class A Shares of the
Acquiring Fund.  Such
transactions shall take place at
the closing on the Closing Date
provided for in paragraph 3.1.

	1.2	ASSETS TO BE
ACQUIRED. The assets of the
Acquired Fund to be acquired by
the Acquiring Fund shall consist
of property having a value equal
to the total net assets of the
Acquired Fund, including, without
limitation, cash, securities,
commodities, interests in futures
and dividends or interest
receivable, owned by the
Acquired Fund.  The assets to be
acquired by the Acquiring Fund
shall not include any deferred or
prepaid expenses shown as an
asset on the books of the
Acquired Fund on the Closing
Date, and shall be excluded from
the Valuation of Assets under
paragraph 2.1 and the
corresponding calculation of net
asset value per share of the class
of the Acquired Fund Shares
under this Agreement.

	The Acquired Fund has
provided the Acquiring Fund with
its most recent audited financial
statements, which contain a list of
all of the Acquired Fund?s assets
as of the date of such statements.
The Acquired Fund hereby
represents that as of the date of
the execution of this Agreement,
there have been no changes in its
financial position as reflected in
such financial statements other
than those occurring in the
ordinary course of business in
connection with the purchase and
sale of securities, the issuance and
redemption of Acquired Fund
Shares and the payment of
normal operating expenses,
dividends and capital gains
distributions.

	1.3	LIABILITIES TO BE
DISCHARGED.  The Acquired Fund
will discharge all of its liabilities
and obligations prior to the
Closing Date.

	1.4	LIQUIDATION AND
DISTRIBUTION.  On or as soon
after the Closing Date as is
conveniently practicable:  (a) the
Acquired Fund will distribute in
complete liquidation of the
Acquired Fund, pro rata to its
shareholders of record,
determined as of the close of
business on the Closing Date (the
?Acquired Fund Shareholders?),
all of the Acquiring Fund Shares
received by the Acquired Fund
pursuant to paragraph 1.1; and
(b) the Acquired Fund will
thereupon proceed to dissolve
and terminate as set forth in
paragraph 1.8 below.  Such
distribution will be accomplished
by the transfer of Acquiring Fund
Shares credited to the account of
the Acquired Fund on the books
of the Acquiring Fund to open
accounts on the share records of
the Acquiring Fund in the name
of the Acquired Fund
Shareholders, and representing
the respective pro rata number of
Acquiring Fund Shares due such
shareholders.  All issued and
outstanding Acquired Fund
Shares will simultaneously be
canceled on the books of the
Acquired Fund.  The Acquiring
Fund shall not issue certificates
representing Acquiring Fund
Shares in connection with such
transfer.  After the Closing Date,
the Acquired Fund shall not
conduct any business except in
connection with its termination.

	1.5	OWNERSHIP OF
SHARES.  Ownership of Acquiring
Fund Shares will be shown on the
books of the Acquiring Fund?s
transfer agent. Acquiring Fund
Shares will be issued
simultaneously to the Acquired
Fund, in an amount equal in
value to the aggregate net asset
value of the Acquired Fund
Shares, to be distributed to
Acquired Fund Shareholders.

	1.6	TRANSFER TAXES.
Any transfer taxes payable upon
the issuance of Acquiring Fund
Shares in a name other than the
registered holder of the Acquired
Fund Shares on the books of the
Acquired Fund as of that time
shall, as a condition of such
issuance and transfer, be paid by
the person to whom such
Acquiring Fund Shares are to be
issued and transferred.

	1.7	REPORTING
RESPONSIBILITY.  Any reporting
responsibility of the Acquired
Fund is and shall remain the
responsibility of the Acquired
Fund.

	1.8	TERMINATION.  The
Acquired Fund shall be dissolved
and terminated promptly
following the Closing Date and
the making of all distributions
pursuant to paragraph 1.4.

	1.9	BOOKS AND RECORDS.
All books and records of the
Acquired Fund, including all
books and records required to be
maintained under the Investment
Company Act of 1940 (the ?1940
Act?), and the rules and
regulations thereunder, shall be
available to the Acquiring Fund
from and after the Closing Date
and shall be turned over to the
Acquiring Fund as soon as
practicable following the Closing
Date.

ARTICLE II

VALUATION

	2.1	VALUATION OF
ASSETS.  The value of the
Acquired Fund?s assets to be
acquired by the Acquiring Fund
hereunder shall be the value of
such assets at the closing on the
Closing Date, using the valuation
procedures set forth in the
Acquiring Fund?s Articles of
Incorporation and the Acquiring
Fund?s then current prospectus
and statement of additional
information or such other
valuation procedures as shall be
mutually agreed upon by the
parties.

	2.2	VALUATION OF
SHARES.  The net asset value per
share of the class of Acquiring
Fund Shares shall be the net asset
value per share of such class of
Acquiring Fund Shares computed
at the closing on the Closing Date,
using the valuation procedures
set forth in the Acquiring Fund?s
Articles of Incorporation and the
Acquiring Fund?s then current
prospectus and statement of
additional information, or such
other valuation procedures as
shall be mutually agreed upon by
the parties.

	2.3	SHARES TO BE ISSUED.
The number of the class of the
Acquiring Fund Shares to be
issued (including fractional
shares, if any) in exchange for the
Acquired Fund?s assets shall be
determined in accordance with
paragraph 1.1.

	2.4	DETERMINATION OF
VALUE.  All computations of value
shall be made by State Street Bank
and Trust Company, on behalf of
the Acquiring Fund and the
Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

	3.1	CLOSING DATE.  The
closing (?Closing?) shall occur on
or after December 4, 2009, or
such other date(s) as the parties
may agree to in writing (the
?Closing Date?).  All acts taking
place at the Closing shall be
deemed to take place at 4:00 p.m.
Eastern Time on the Closing Date
unless otherwise provided herein.
The Closing shall be held at the
offices of Federated Services
Company, 1001 Liberty Avenue,
Pittsburgh, Pennsylvania 15222-
3779, or at such other time
and/or place as the parties may
agree.

	3.2	CUSTODIAN?S
CERTIFICATE.  The Bank of New
York Mellon, as custodian for the
Acquired Fund (the ?Custodian?),
shall deliver at the Closing a
certificate of an authorized officer
stating that:  (a) the Acquired
Fund?s portfolio securities, cash,
and any other assets have been
delivered in proper form to the
Acquiring Fund on the Closing
Date; and (b) all necessary taxes
including all applicable federal
and state stock transfer stamps, if
any, shall have been paid, or
provision for payment shall have
been made, in conjunction with
the delivery of portfolio securities
by the Acquired Fund.

	3.3	EFFECT OF
SUSPENSION IN TRADING.  In the
event that on the scheduled
Closing Date, either:  (a) the NYSE
or another primary exchange on
which the portfolio securities of
the Acquiring Fund or the
Acquired Fund are purchased or
sold, shall be closed to trading or
trading on such exchange shall be
restricted; or (b) trading or the
reporting of trading on the NYSE
or elsewhere shall be disrupted so
that accurate appraisal of the
value of the net assets of the
Acquiring Fund or the Acquired
Fund is impracticable, the Closing
Date shall be postponed until the
first Friday that is a business day
after the day when trading is fully
resumed and reporting is
restored.

	3.4	TRANSFER AGENT?S
CERTIFICATE. State Street Bank
and Trust Company, as transfer
agent for the Acquired Fund as of
the Closing Date, shall deliver at
the Closing a certificate of an
authorized officer stating that its
records contain the names and
addresses of Acquired Fund
Shareholders, and the number
and percentage ownership of
outstanding shares owned by
each such shareholder
immediately prior to the Closing.
The Acquiring Fund shall issue
and deliver or cause, State Street
Bank and Trust Company, its
transfer agent, to issue and
deliver a confirmation evidencing
Acquiring Fund Shares to be
credited on the Closing Date to
the Secretary of the Trust or
provide evidence satisfactory to
the Acquired Fund that the
Acquiring Fund Shares have been
credited to the Acquired Fund?s
account on the books of the
Acquiring Fund.  At the Closing,
each party shall deliver to the
other such bills of sale, checks,
assignments, share certificates,
treasurer, chief financial officer,
president/vice president or other
officer certificates, custodian
and/or transfer agent instructions
and certificates, legal opinions,
receipts and other documents, if
any, as such other party or its
counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND
WARRANTIES

	4.1	REPRESENTATIONS OF
THE ACQUIRED FUND.  The Trust,
on behalf of the Acquired Fund,
represents and warrants to the
Acquiring Fund, as follows:

	a)	The Acquired Fund is a
separate series of a business
trust, duly organized,
validly existing and in good
standing under the laws of
the Commonwealth of
Massachusetts.

	b)	The Trust is registered as an
open-end management
investment company under
the 1940 Act, and the
Trust?s registration with the
Securities and Exchange
Commission (the
?Commission?) as an
investment company under
the 1940 Act is in full force
and effect.

	c)	The current prospectus and
statement of additional
information of the Acquired
Fund conform in all
material respects to the
applicable requirements of
the Securities Act of 1933
(the ?1933 Act?) and the
1940 Act, and the rules and
regulations thereunder, and
do not include any untrue
statement of a material fact
or omit to state any material
fact required to be stated or
necessary to make the
statements therein, in light
of the circumstances under
which they were made, not
misleading.

	d)	The Acquired Fund is not,
and the execution, delivery,
and performance of this
Agreement subject to
shareholder approval will
not, result in a violation of
the Trust?s Declaration of
Trust or By-Laws or of any
material agreement,
indenture, instrument,
contract, lease, or other
undertaking to which the
Acquired Fund is a party or
by which it is bound.

	e)	The Acquired Fund has no
material contracts or other
commitments (other than
this Agreement) that will be
terminated with liability to
it before the Closing Date,
except for liabilities, if any,
to be discharged as
provided in paragraph 1.3
hereof.

	f)	Except as otherwise
disclosed in writing to and
accepted by the Acquiring
Fund, no litigation,
administrative proceeding,
or investigation of or before
any court or governmental
body is presently pending
or to its knowledge
threatened against the
Acquired Fund or any of its
properties or assets, which,
if adversely determined,
would materially and
adversely affect its financial
condition, the conduct of its
business, or the ability of
the Acquired Fund to carry
out the transactions
contemplated by this
Agreement.  The Acquired
Fund knows of no facts that
might form the basis for the
institution of such
proceedings and is not a
party to or subject to the
provisions of any order,
decree, or judgment of any
court or governmental body
that materially and
adversely affects its
business or its ability to
consummate the
transactions contemplated
herein.

	g)	The audited financial
statements of the Acquired
Fund as of August 31, 2008,
and for the fiscal year then
ended have been prepared
in accordance with
generally accepted
accounting principles, and
such statements (copies of
which have been furnished
to the Acquiring Fund)
fairly reflect the financial
condition of the Acquired
Fund as of such date, and
there are no known
contingent liabilities of the
Acquired Fund as of such
date that are not disclosed
in such statements.

	h)	The unaudited financial
statements of the Acquired
Fund as of February 28,
2009, and for the six
months then ended, have
been prepared in
accordance with generally
accepted accounting
principles, and such
statements (copies of which
have been furnished to the
Acquiring Fund) fairly
reflect the financial
condition of the Acquired
Fund as of such date, and
there are no known
contingent liabilities of the
Acquired Fund as of such
date that are not disclosed
in such statements.

	i)	Since the date of the
financial statements
referred to in paragraph (g)
above, there have been no
material adverse changes in
the Acquired Fund?s
financial condition, assets,
liabilities or business (other
than changes occurring in
the ordinary course of
business), or any incurrence
by the Acquired Fund of
indebtedness maturing
more than one year from
the date such indebtedness
was incurred, except as
otherwise disclosed to and
accepted by the Acquiring
Fund.  For the purposes of
this paragraph (i), a decline
in the net asset value of the
Acquired Fund shall not
constitute a material
adverse change.

	j)	As of the date hereof, except
as previously disclosed to
the Acquiring Fund in
writing, and except as have
been corrected as required
by applicable law, and to
the best of the Acquired
Fund?s knowledge, there
have been no material
miscalculations of the net
asset value of the Acquired
Fund or the net asset value
per share of any class or
series of shares during the
twelve-month period
preceding the date hereof
and preceding the Closing
Date, and all such
calculations have been
made in accordance with
the applicable provisions of
the 1940 Act.

	k)	The minute books and other
similar records of the
Acquired Fund as made
available to the Acquiring
Fund prior to the execution
of this Agreement contain a
true and complete record of
all action taken at all
meetings and by all written
consents in lieu of meetings
of the shareholders of the
Acquired Fund and of the
Acquired Fund, the
Acquired Fund?s Board of
Trustees and committees of
the Acquired Fund?s Board
of Trustees. The stock
transfer ledgers and other
similar records of the
Acquired Fund as made
available to the Acquiring
Fund prior to the execution
of this Agreement, and as
existing on the Closing Date,
accurately reflect all record
transfers prior to the
execution of this Agreement,
or the Closing Date, as
applicable, in the Acquired
Fund Shares.

	l)	The Acquired Fund has
maintained, or caused to be
maintained on its behalf, all
books and records required
of a registered investment
company in compliance
with the requirements of
Section 31 of the 1940 Act
and rules thereunder.

	m)	All federal and other tax
returns and reports of the
Acquired Fund required by
law to be filed, have been
filed, and all federal and
other taxes shown due on
such returns and reports
have been paid, or provision
shall have been made for
the payment thereof.  To
the best of the Acquired
Fund?s knowledge, no such
return is currently under
audit, and no assessment
has been asserted with
respect to such returns.

	n)	All issued and outstanding
Acquired Fund Shares are
duly and validly issued and
outstanding, fully paid and
non-assessable by the
Acquired Fund.  All of the
issued and outstanding
Acquired Fund Shares will,
at the time of the Closing
Date, be held by the persons
and in the amounts set forth
in the records of the
Acquired Fund?s transfer
agent as provided in
paragraph 3.4.  The
Acquired Fund has no
outstanding options,
warrants, or other rights to
subscribe for or purchase
any of the Acquired Fund
Shares, and has no
outstanding securities
convertible into any of the
Acquired Fund Shares.

	o)	At the Closing Date, the
Acquired Fund will have
good and marketable title to
the Acquired Fund?s assets
to be transferred to the
Acquiring Fund pursuant to
paragraph 1.2, and full
right, power, and authority
to sell, assign, transfer, and
deliver such assets
hereunder, free of any lien
or other encumbrance,
except those liens or
encumbrances to which the
Acquiring Fund has received
notice, and, upon delivery
and payment for such
assets, and the filing of any
articles, certificates or other
documents under the laws
of the Commonwealth of
Massachusetts, the
Acquiring Fund will acquire
good and marketable title,
subject to no restrictions on
the full transfer of such
assets, other than such
restrictions as might arise
under the 1933 Act, and
other than as disclosed to
and accepted by the
Acquiring Fund.

	p)	The execution, delivery and
performance of this
Agreement have been duly
authorized by all necessary
action on the part of the
Acquired Fund.  Subject to
approval by the Acquired
Fund Shareholders, this
Agreement constitutes a
valid and binding obligation
of the Acquired Fund,
enforceable in accordance
with its terms, subject as to
enforcement, to bankruptcy,
insolvency, reorganization,
moratorium, and other laws
relating to or affecting
creditors? rights and to
general equity principles.

	q)	The information to be
furnished by the Acquired
Fund for use in no-action
letters, applications for
orders, registration
statements, proxy materials,
and other documents that
may be necessary in
connection with the
transactions contemplated
herein shall be accurate and
complete in all material
respects and shall comply in
all material respects with
federal securities and other
laws and regulations.

	r)	From the effective date of
the Registration Statement
(as defined in
paragraph 5.7) through the
time of the meeting of the
Acquired Fund Shareholders
and on the Closing Date,
any written information
furnished by the Trust with
respect to the Acquired
Fund for use in the Proxy
Materials (as defined in
paragraph 5.7), or any
other materials provided in
connection with the
Reorganization, does not
and will not contain any
untrue statement of a
material fact or omit to state
a material fact required to
be stated or necessary to
make the statements, in
light of the circumstances
under which such
statements were made, not
misleading.

	s)	The Acquired Fund has
qualified and elected to be
treated as a ?regulated
investment company? under
the Code (a ?RIC?), as of and
since its first taxable year;
and qualifies and will
continue to qualify as a RIC
under the Code for its
taxable year ending upon its
liquidation.

	t)	No governmental consents,
approvals, authorizations or
filings are required under
the 1933 Act, the Securities
Exchange Act of 1934 (the
?1934 Act?), the 1940 Act
or Massachusetts law for the
execution of this Agreement
by the Trust, for itself and
on behalf of the Acquired
Fund, except for the
effectiveness of the
Registration Statement, and
the filing of any articles,
certificates or other
documents that may be
required under
Massachusetts law, and
except for such other
consents, approvals,
authorizations and filings as
have been made or
received, and such consents,
approvals, authorizations
and filings as may be
required subsequent to the
Closing Date, it being
understood, however, that
this Agreement and the
transactions contemplated
herein must be approved by
the shareholders of the
Acquired Fund as described
in paragraph 5.2.

	4.2	REPRESENTATIONS OF
THE ACQUIRING FUND.  The
Acquiring Fund represents and
warrants to the Trust, on behalf
of the Acquired Fund, as follows:

	a)	The Acquiring Fund is a
corporation duly organized,
validly existing, and in good
standing under the laws of
the State of Maryland.

	b)	The Acquiring Fund is
registered as an open-end
management investment
company under the 1940
Act, and the Acquiring
Fund?s registration with the
Commission as an
investment company under
the 1940 Act is in full force
and effect.

	c)	The current prospectus and
statement of additional
information of the
Acquiring Fund conform in
all material respects to the
applicable requirements of
the 1933 Act and the 1940
Act and the rules and
regulations thereunder, and
do not include any untrue
statement of a material fact
or omit to state any material
fact required to be stated or
necessary to make such
statements therein, in light
of the circumstances under
which they were made, not
misleading.

	d)	The Acquiring Fund is not,
and the execution, delivery
and performance of this
Agreement will not, result in
the violation of any
provision of the Acquiring
Fund?s Articles of
Incorporation or By-Laws or
of any material agreement,
indenture, instrument,
contract, lease, or other
undertaking to which the
Acquiring Fund is a party or
by which it is bound.

	e)	Except as otherwise
disclosed in writing to and
accepted by the Acquired
Fund, no litigation,
administrative proceeding
or investigation of or before
any court or governmental
body is presently pending
or to its knowledge
threatened against the
Acquiring Fund or any of its
properties or assets, which,
if adversely determined,
would materially and
adversely affect its financial
condition, the conduct of its
business or the ability of the
Acquiring Fund to carry out
the transactions
contemplated by this
Agreement.  The Acquiring
Fund knows of no facts that
might form the basis for the
institution of such
proceedings and it is not a
party to or subject to the
provisions of any order,
decree, or judgment of any
court or governmental body
that materially and
adversely affects its
business or its ability to
consummate the transaction
contemplated herein.

	f)	The financial statements of
the Acquiring Fund as of
March 31, 2009, and for the
fiscal year then ended, have
been prepared in
accordance with generally
accepted accounting
principles, and such
statements (copies of which
have been furnished to the
Acquired Fund) fairly reflect
the financial condition of
the Acquiring Fund as of
such date, and there are no
known contingent liabilities
of the Acquiring Fund as of
such date that are not
disclosed in such
statements.

	g)	Since the date of the
financial statements
referred to in paragraph (f)
above, there have been no
material adverse changes in
the Acquiring Fund?s
financial condition, assets,
liabilities or business (other
than changes occurring in
the ordinary course of
business), or any incurrence
by the Acquiring Fund of
indebtedness maturing
more than one year from
the date such indebtedness
was incurred, except as
otherwise disclosed to and
accepted by the Acquired
Fund.  For the purposes of
this paragraph (g), a decline
in the net asset value of the
Acquiring Fund shall not
constitute a material
adverse change.

	h)	All federal and other tax
returns and reports of the
Acquiring Fund required by
law to be filed, have been
filed, and all federal and
other taxes shown due on
such returns and reports
have been paid, or provision
shall have been made for
the payment thereof.  To
the best of the Acquiring
Fund?s knowledge, no such
return is currently under
audit, and no assessment
has been asserted with
respect to such returns.

	i)	All issued and outstanding
Acquiring Fund Shares are
duly and validly issued and
outstanding, fully paid and
non-assessable by the
Acquiring Fund.  The
Acquiring Fund has no
outstanding options,
warrants, or other rights to
subscribe for or purchase
any Acquiring Fund Shares,
and there are no
outstanding securities
convertible into any
Acquiring Fund Shares.

	j)	The execution, delivery and
performance of this
Agreement have been duly
authorized by all necessary
action on the part of the
Acquiring Fund, and this
Agreement constitutes a
valid and binding obligation
of the Acquiring Fund,
enforceable in accordance
with its terms, subject as to
enforcement, to bankruptcy,
insolvency, reorganization,
moratorium, and other laws
relating to or affecting
creditors? rights and to
general equity principles.

	k)	Acquiring Fund Shares to be
issued and delivered to the
Acquired Fund for the
account of the Acquired
Fund Shareholders pursuant
to the terms of this
Agreement will, at the
Closing Date, have been
duly authorized.  When so
issued and delivered, such
shares will be duly and
validly issued Acquiring
Fund Shares, and will be
fully paid and non-
assessable.

	l)	The information to be
furnished by the Acquiring
Fund for use in no-action
letters, registration
statements, proxy materials,
and other documents that
may be necessary in
connection with the
transactions contemplated
herein shall be accurate and
complete in all material
respects and shall comply in
all material respects with
federal securities and other
laws and regulations.

	m)	From the effective date of
the Registration Statement
(as defined in
paragraph 5.7), through the
time of the meeting of the
Acquired Fund Shareholders
and on the Closing Date,
any written information
furnished by the Acquiring
Fund for use in the Proxy
Materials (as defined in
paragraph 5.7), or any
other materials provided in
connection with the
Reorganization, does not
and will not contain any
untrue statement of a
material fact or omit to state
a material fact required to
be stated or necessary to
make the statements, in
light of the circumstances
under which such
statements were made, not
misleading.

	n)	The Acquiring Fund has
qualified and elected to be
treated as a RIC under the
Code as of and since its first
taxable year; and qualifies
and shall continue to
qualify as a RIC under the
Code for its current taxable
year.

	o)	No governmental consents,
approvals, authorizations or
filings are required under
the 1933 Act, the 1934 Act,
the 1940 Act or Maryland
law for the execution of this
Agreement by the Acquiring
Fund, or the performance of
the Agreement by the
Acquiring Fund, except for
the effectiveness of the
Registration Statement, and
the filing of any articles,
certificates or other
documents that may be
required under Maryland
law, and such other
consents, approvals,
authorizations and filings as
have been made or
received, and except for
such consents, approvals,
authorizations and filings as
may be required subsequent
to the Closing Date.

	p)	The Acquiring Fund agrees
to use all reasonable efforts
to obtain the approvals and
authorizations required by
the 1933 Act, the 1940 Act,
and any state Blue Sky or
securities laws as it may
deem appropriate in order
to continue its operations
after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING
FUND AND THE ACQUIRED FUND

	5.1	OPERATION IN
ORDINARY COURSE.  The
Acquiring Fund and the Acquired
Fund will each operate its
respective business in the
ordinary course between the date
of this Agreement and the Closing
Date, it being understood that
such ordinary course of business
will include customary dividends
and shareholder purchases and
redemptions.

	5.2	APPROVAL OF
SHAREHOLDERS.  The Trust will
call a special meeting of the
Acquired Fund?s Shareholders to
consider and act upon this
Agreement and to take all other
appropriate action necessary to
obtain approval of the
transactions contemplated herein.

	5.3	INVESTMENT
REPRESENTATION.  The Acquired
Fund covenants that the
Acquiring Fund Shares to be
issued pursuant to this Agreement
are not being acquired for the
purpose of making any
distribution, other than in
connection with the
Reorganization and in accordance
with the terms of this Agreement.

	5.4	ADDITIONAL
INFORMATION.  The Acquired
Fund will assist the Acquiring
Fund in obtaining such
information as the Acquiring
Fund reasonably requests
concerning the beneficial
ownership of the Acquired Fund
Shares.

	5.5	FURTHER ACTION.
Subject to the provisions of this
Agreement, the Acquiring Fund
and the Acquired Fund will each
take or cause to be taken, all
action, and do or cause to be
done, all things reasonably
necessary, proper or advisable to
consummate and make effective
the transactions contemplated by
this Agreement, including any
actions required to be taken after
the Closing Date.

	5.6	STATEMENT OF
EARNINGS AND PROFITS.  As
promptly as practicable, but in
any case within sixty days after
the Closing Date, the Acquired
Fund shall furnish the Acquiring
Fund, in such form as is
reasonably satisfactory to the
Acquiring Fund, a statement of
the earnings and profits of the
Acquired Fund for federal income
tax purposes that will be carried
over by the Acquiring Fund as a
result of Section 381 of the Code,
and which will be certified by the
Trust?s Treasurer.

	5.7	PREPARATION OF
REGISTRATION STATEMENT AND
SCHEDULE 14A PROXY
STATEMENT.  The Acquiring Fund
will prepare and file with the
Commission a registration
statement on Form N-14 relating
to the Acquiring Fund Shares to
be issued to shareholders of the
Acquired Fund (the ?Registration
Statement?).  The Registration
Statement shall include a proxy
statement for use in connection
with the special meeting of the
Acquired Fund Shareholders to
consider the approval of this
Agreement and the transactions
contemplated herein (the ?Proxy
Materials?), and a prospectus of
the Acquiring Fund relating to the
transaction contemplated by this
Agreement.  The Registration
Statement shall be in compliance
with the 1933 Act, the 1934 Act
and the 1940 Act, as applicable.
Each party will provide the other
party with the materials and
information necessary to prepare
the Registration Statement and
Proxy Materials for inclusion
therein.

	5.8	DIVIDENDS.  On or
before the Closing Date, the
Acquired Fund shall have
declared and paid a dividend or
dividends which, together with all
previous such dividends, shall
have the effect of distributing to
its shareholders all of the
Acquired Fund?s investment
company taxable income
(computed without regard to any
deduction for dividends paid), if
any, plus the excess, if any, of its
interest income excludible from
gross income under Section
103(a) of the Code over its
deductions disallowed under
Sections 265 and 171(a)(2) of the
Code for all taxable periods or
years ending on or before the
Closing Date, and all of its net
capital gains realized (after
reduction for any capital loss
carry forward), if any, in all
taxable periods or years ending
on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE ACQUIRED
FUND

	The obligations of the
Acquired Fund to consummate
the transactions provided for
herein shall be subject, at its
election, to the performance by
the Acquiring Fund of all the
obligations to be performed by
the Acquiring Fund pursuant to
this Agreement on or before the
Closing Date, and, in addition,
subject to the following
conditions:

	All representations,
covenants, and warranties of the
Acquiring Fund contained in this
Agreement shall be true and
correct in all material respects as
of the date hereof and as of the
Closing Date, with the same force
and effect as if made on and as of
the Closing Date.  The Acquiring
Fund shall have delivered to the
Acquired Fund a certificate
executed in the Acquiring Fund?s
name by the Acquiring Fund?s
President or Vice President and its
Treasurer or Assistant Treasurer,
in form and substance
satisfactory to the Acquired Fund
and dated as of the Closing Date,
to such effect and as to such
other matters as the Acquired
Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE ACQUIRING
FUND

	The obligations of the
Acquiring Fund to consummate
the transactions provided for
herein shall be subject, at its
election, to the performance by
the Acquired Fund of all the
obligations to be performed by
the Acquired Fund pursuant to
this Agreement, on or before the
Closing Date and, in addition,
shall be subject to the following
conditions:

	All representations,
covenants, and warranties of the
Acquired Fund contained in this
Agreement shall be true and
correct in all material respects as
of the date hereof and as of the
Closing Date, with the same force
and effect as if made on and as of
such Closing Date.  The Acquired
Fund shall have delivered to the
Acquiring Fund on such Closing
Date a certificate executed in the
Acquired Fund?s name by the
Trust?s President or Vice President
and the Treasurer or Assistant
Treasurer, in form and substance
satisfactory to the Acquiring Fund
and dated as of such Closing Date,
to such effect and as to such
other matters as the Acquiring
Fund shall reasonably request.

	The Acquired Fund shall
have delivered to the Acquiring
Fund a statement of the Acquired
Fund?s assets and liabilities,
together with a list of the
Acquired Fund?s portfolio
securities showing the tax costs of
such securities by lot and the
holding periods of such securities,
as of the Closing Date, certified by
the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS
PRECEDENT TO OBLIGATIONS OF
THE
ACQUIRING FUND AND ACQUIRED
FUND

	If any of the conditions set
forth below do not exist on or
before the Closing Date with
respect to the Acquired Fund or
the Acquiring Fund, the other
party to this Agreement shall, at
its option, not be required to
consummate the transactions
contemplated by this Agreement:

	8.1	This Agreement and
the transactions contemplated
herein, with respect to the
Acquired Fund, shall have been
approved by the requisite vote of
the holders of the outstanding
shares of the Acquired Fund in
accordance with applicable law
and the provisions of the Trust?s
Declaration of Trust and By-Laws.
Certified copies of the resolutions
evidencing such approval shall
have been delivered to the
Acquiring Fund.  Notwithstanding
anything herein to the contrary,
neither the Acquiring Fund nor
the Acquired Fund may waive the
conditions set forth in this
paragraph 8.1.

	8.2	On the Closing Date,
the Commission shall not have
issued an unfavorable report
under Section 25(b) of the 1940
Act, or instituted any proceeding
seeking to enjoin the
consummation of the transactions
contemplated by this Agreement
under Section 25(c) of the 1940
Act.  Furthermore, no action, suit
or other proceeding shall be
threatened or pending before any
court or governmental agency in
which it is sought to restrain or
prohibit, or obtain damages or
other relief in connection with
this Agreement or the
transactions contemplated herein.

	8.3	All required consents
of other parties and all other
consents, orders, and permits of
federal, state and local regulatory
authorities (including those of the
Commission and of State
securities authorities, including
any necessary ?no-action?
positions and exemptive orders
from such federal and state
authorities) to permit
consummation of the transactions
contemplated herein shall have
been obtained, except where
failure to obtain any such
consent, order, or permit would
not involve a risk of a material
adverse effect on the assets or
properties of the Acquiring Fund
or the Acquired Fund, provided
that either party hereto may
waive any such conditions for
itself.

	8.4	The Registration
Statement shall have become
effective under the 1933 Act, and
no stop orders suspending the
effectiveness thereof shall have
been issued.  To the best
knowledge of the parties to this
Agreement, no investigation or
proceeding for that purpose shall
have been instituted or be
pending, threatened or
contemplated under the 1933 Act.

	8.5	The parties shall have
received an opinion of Reed Smith
LLP substantially to the effect that
for federal income tax purposes:

	a)	The transfer of all of the
Acquired Fund?s assets to
the Acquiring Fund solely in
exchange for Acquiring
Fund Shares (followed by
the distribution of
Acquiring Fund Shares to
the Acquired Fund
Shareholders in dissolution
and liquidation of the
Acquired Fund) will
constitute a
?reorganization? within the
meaning of Section 368 of
the Code, and the Acquiring
Fund and the Acquired
Fund will each be a ?party
to a reorganization? within
the meaning of Section 368
of the Code.

	b)	No gain or loss will be
recognized by the Acquiring
Fund upon the receipt of
the assets of the Acquired
Fund solely in exchange for
Acquiring Fund Shares.

	c)	No gain or loss will be
recognized by the Acquired
Fund upon the transfer of
the Acquired Fund?s assets
to the Acquiring Fund solely
in exchange for Acquiring
Fund Shares or upon the
distribution (whether actual
or constructive) of
Acquiring Fund Shares to
Acquired Fund Shareholders
in exchange for their
Acquired Fund Shares.

	d)	No gain or loss will be
recognized by any Acquired
Fund Shareholder upon the
exchange of its Acquired
Fund Shares for Acquiring
Fund Shares.

	e)	The aggregate tax basis of
the Acquiring Fund Shares
received by each Acquired
Fund Shareholder pursuant
to the Reorganization will be
the same as the aggregate
tax basis of the Acquired
Fund Shares held by it
immediately prior to the
Reorganization.  The
holding period of Acquiring
Fund Shares received by
each Acquired Fund
Shareholder will include the
period during which the
Acquired Fund Shares
exchanged therefor were
held by such shareholder,
provided the Acquired Fund
Shares are held as capital
assets at the time of the
Reorganization.

	f)	The tax basis of the
Acquired Fund?s assets
acquired by the Acquiring
Fund will be the same as the
tax basis of such assets to
the Acquired Fund
immediately prior to the
Reorganization.  The
holding period of the assets
of the Acquired Fund in the
hands of the Acquiring
Fund will include the period
during which those assets
were held by the Acquired
Fund.

	Such opinion shall be based
on customary assumptions and
such representations Reed Smith
LLP may reasonably request, and
the Acquired Fund and Acquiring
Fund will cooperate to make and
certify the accuracy of such
representations.  The foregoing
opinion may state that no opinion
is expressed as to the effect of the
Reorganization on the Acquiring
Fund, the Acquired Fund or any
Acquired Fund Shareholder with
respect to any asset as to which
unrealized gain or loss is required
to be recognized for federal
income tax purposes at the end of
a taxable year (or on the
termination or transfer thereof)
under a mark-to-market system of
accounting.  Notwithstanding
anything herein to the contrary,
neither the Acquiring Fund nor
the Acquired Fund may waive the
conditions set forth in this
paragraph 8.5.

ARTICLE IX

EXPENSES

	The Acquired Fund and the
Acquiring Fund will not bear any
expenses associated with their
participation in the
Reorganization, except as
contemplated in this Article IX.
The Acquired Fund will pay the
following direct proxy expenses
relating to its participation in the
Reorganization: (a) cost of
printing and mailing of the Proxy
Materials: and (b) the cost of
soliciting and tabulating the vote
of its shareholders in connection
with the special meeting.  The
Acquiring Fund shall bear
expenses associated with the
qualification of Acquiring Fund
Shares for sale in the various
states.  In addition, to the extent
that any transition of portfolio
securities is required in
connection with the
Reorganization, the Acquiring
Fund or the Acquired Fund may
incur transaction expenses
associated with the purchase and
sale of portfolio securities.
Federated Investment
Management Company, or its
affiliates, will pay all remaining
direct and redirect expenses
associated with the Acquiring
Fund?s and Acquired Fund?s
participation in the
Reorganization.  Such other
expenses include, without
limitation: (i) expenses associated
with the preparation and filing of
the Proxy Materials; (ii)
accounting fees; (iii) legal fees;
and (iv) other related
administrative or operational
costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL
OF WARRANTIES

	10.1	The Acquiring Fund,
and the Trust, on behalf of the
Acquired Fund, agree that neither
party has made to the other party
any representation, warranty
and/or covenant not set forth
herein, and that this Agreement
constitutes the entire agreement
between the parties.

	10.2	Except as specified in
the next sentence set forth in this
paragraph 10.2, the
representations, warranties, and
covenants contained in this
Agreement or in any document
delivered pursuant to or in
connection with this Agreement,
shall not survive the
consummation of the transactions
contemplated hereunder.  The
covenants to be performed after
the Closing Date, shall continue in
effect beyond the consummation
of the transactions contemplated
hereunder.

ARTICLE XI

TERMINATION

	This Agreement may be
terminated by the mutual
agreement of the Trust and the
Acquiring Fund.  In addition,
either the Trust or the Acquiring
Fund may, at its option, terminate
this Agreement at or before the
Closing Date due to:

	a) 	a breach by the other of any
representation, warranty, or
agreement contained herein
to be performed at or before
the Closing Date, if not
cured within 30 days;

	b)	a condition herein
expressed to be precedent
to the obligations of the
terminating party that has
not been met and it
reasonably appears that it
will not or cannot be met; or

	c)	a determination by a party?s
Board of Trustees or
Directors, as appropriate,
that the consummation of
the transactions
contemplated herein is not
in the best interest of the
Trust or the Acquiring
Fund, respectively, and
notice is given to the other
party hereto.

	In the event of any such
termination, in the absence of
willful default, there shall be no
liability for damages on the part
of any of the Acquiring Fund, the
Acquired Fund, the Trust, or their
respective Directors, Trustees or
officers to the other party or its
Directors, Trustees or officers.

ARTICLE XII

AMENDMENTS

	This Agreement may be
amended, modified, or
supplemented in such manner as
may be mutually agreed upon in
writing by the officers of the
Acquiring Fund and the Trust as
authorized by the Board of
Directors of the Acquiring Fund
and the Board of Trustees of the
Acquired Fund, respectively;
provided, however, that following
the meeting of the Acquired Fund
Shareholders called by the
Acquired Fund pursuant to
paragraph 5.2 of this Agreement,
no such amendment may have
the effect of changing the
provisions for determining the
number of Acquiring Fund Shares
to be issued to the Acquired Fund
Shareholders under this
Agreement to the detriment of
such shareholders without their
further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS;
GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

	The Article and paragraph
headings contained in this
Agreement are for reference
purposes only and shall not affect
in any way the meaning or
interpretation of this Agreement.

	This Agreement may be
executed in any number of
counterparts, each of which shall
be deemed an original.

	This Agreement shall be
governed by and construed in
accordance with the laws of the
Commonwealth of Pennsylvania.

	This Agreement shall bind
and inure to the benefit of the
parties hereto and their
respective successors and assigns,
but, except as provided in this
paragraph, no assignment or
transfer hereof or of any rights or
obligations hereunder shall be
made by any party without the
written consent of the other
party.  Nothing herein expressed
or implied is intended or shall be
construed to confer upon or give
any person, firm, corporation,
trust, or other entity other than
the parties hereto and their
respective successors and assigns,
any rights or remedies under or
by reason of this Agreement.

	It is expressly agreed that
the obligations of the Acquired
Fund hereunder shall not be
binding upon any of the Trustees,
shareholders, nominees, officers,
agents, or employees of the Trust
personally, but shall bind only
the Trust property of the
Acquired Fund, as provided in the
Declaration of Trust of the Trust.
The execution and delivery of this
Agreement have been authorized
by the Trustees of the Trust on
behalf of the Acquired Fund and
signed by authorized officers of
the Trust, acting as such.  Neither
the authorization by such
Trustees nor the execution and
delivery by such officers shall be
deemed to have been made by
any of them individually or to
impose any liability on any of
them personally, but shall bind
only the Trust property of the
Acquired Fund as provided in the
Trust?s Declaration of Trust.

	It is expressly agreed that
the obligations of the Acquiring
Fund hereunder shall not be
binding upon any of the
Directors, shareholders,
nominees, officers, agents, or
employees of the Acquiring Fund
personally, but shall bind only
the property of the Acquiring
Fund, as provided in the Articles
of Incorporation of the Acquiring
Fund.  The execution and delivery
of this Agreement have been
authorized by the Directors of the
Acquiring Fund and signed by
authorized officers of the
Acquiring Fund, acting as such.
Neither the authorization by such
Directors nor the execution and
delivery by such officers shall be
deemed to have been made by
any of them individually or to
impose any liability on any of
them personally, but shall bind
only the property of the
Acquiring Fund as provided in the
Acquiring Fund?s Articles of
Incorporation.



	IN WITNESS WHEREOF, the
parties have duly executed this
Agreement, all as of the date first
written above.

FEDERATED MUNICIPAL
SECURITIES INCOME TRUST
on behalf of its portfolio,
Federated North Carolina
Municipal Income Fund

By: ______________________
Name: John W. McGonigle
Title: Executive Vice President and
Secretary

FEDERATED MUNICIPAL
SECURITIES FUND, INC.

By: ______________________
Name: John W. McGonigle
Title: Executive Vice President and
Secretary